UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

SITO MOBILE, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37535	13-4122844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ	07310
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 984-7085

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A (this “Form 8-K/A”) is filed as an amendment to the Current Report on Form 8-K filed by SITO Mobile, Ltd. (the “Company”) under Item 2.02 and 9.01 on November 15, 2018 (the “Original Form 8-K”). The Company had furnished a press release announcing its financial results for the quarter ended September 30, 2018 as Exhibit 99.1 in Item 9.01 of the Original Form 8-K, which incorrectly stated that Adjusted EBITDA* loss for the three months ended September 30, 2017 was $10.1 million. The correct figure is loss of approximately $32,000.

This Form 8-K/A is being filed to amend and restate in its entirety, and supersede, Item 2.02 and Exhibit 99.1 to Item 9.01 of the Original Form 8-K. References to exhibits in this Form 8-K/A are references to the exhibit attached hereto and not to exhibits filed with the Original Form 8-K.

*	The Company has presented Adjusted EBITDA, a non-GAAP measure, because many of our investors use these non-GAAP measures to monitor the Company’s performance. Generally, a non-GAAP financial measure is a quantitative assessment of a company’s performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. It should not be considered an alternative to GAAP measures as an indicator of the Company’s operating performance

Item 2.02	Results of Operations and Financial Condition.

On November 16, 2018, the Company issued a press release announcing the financial results for its third fiscal quarter ended September 30, 2018. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	SITO Mobile, Ltd. Amended Press Release dated November 16, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITO MOBILE, LTD.
(Registrant)

Date: November 16, 2018	/s/ Thomas J. Pallack
Name: Thomas J. Pallack
Title: Chief Executive Officer

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